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                                                                    Exhibit 10.3

SERVICE AGREEMENT BETWEEN R.S. LAUDER, GASPAR & CO. LP, A DELAWARE CORPORATION, AND CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., A BERMUDA CORPORATION


As of April 1, 1997 Central European Media Enterprises Ltd. agrees to reimburse R.S.Lauder, Gaspar & Co., LP for the following services performed as requested:

1) treasury functions, i.e. banking services, overview of all financial functions,


2) legal and administrative functions, i.e. overview and management of Central European Media Enterprises Ltd.'s legal relationships, insurance policies, etc.


3) strategic planning, i.e. management of Central European Media Enterprises Ltd.'s relationships with joint venture partners, both current and future,


4) personnel policies, i.e. overview and management of hiring, compensation, health insurance and other benefit activities relating to Central European Media Enterprises Ltd.'s personnel, both current and future,


5) to be available to represent CME to major shareholders, i.e. management of Central European Media Enterprises Ltd.'s relationships with major investors, supplying data and explanations regarding current and future strategies, investments, etc.,


6) interaction with major sources of new funding, i.e. managing Central European Media Enterprises Ltd.'s activities and relationships with the investment banking community and commercial banks and other lenders and other sources of funding on a worldwide basis, and

7) making available office space, full secretarial and office support services etc., to visiting CME personnel.


Expenses incurred during the performance of these services will be reimbursed monthly provided full backup is provided.


This agreement will remain in force unless 90 days' notification of termination is given to R. S. Lauder, Gaspar & Co. , LP by Central European Media Enterprises Ltd.
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CENTRAL EUROPEAN MEDIA:               R.S. LAUDER, GASPAR & CO.0 LP
ENTERPRISES LTD.                      By: Bukfenc, Inc., its General Partner



By: Leonard Fertig
      Chief Financial officer


By: Andrew Gaspar
      President